                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
Sapient Corporation;

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                         KPMG PEAT MARWICK LLP


Boston, Massachusetts
September 11, 1998